                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2005-NCB
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                              ABS New Transaction

                            Computational Materials

                           $235,532,000 (approximate)
                     Merrill Lynch Mortgage Investors, Inc.
                    Mortgage Loan Asset-Backed Certificates,
                                 Series 2005-NCB

                      Merrill Lynch Mortgage Lending, Inc.
                                     Seller

                     Merrill Lynch Mortgage Investors, Inc.
                                   Depositor

                          Wilshire Credit Corporation
                                    Servicer

                               Deutsche Bank, NA
                                    Trustee

                               November 14, 2005

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2005-NCB
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                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                         Deal Name                       Data
FICO Distribution        FICO <460            %
                         FICO 460-479         %
                         FICO 480-499         %
                         FICO 500-519         %
                         FICO 520-539         %
                         FICO 540-559         %
                         FICO 560-579         %          3.780
                         FICO 580-599         %          5.392
                         FICO 600-619         %          9.001
                         FICO 620-639         %          16.439
                         FICO 640-659         %          21.364
                         FICO 660-679         %          17.946
                         FICO 680-699         %          12.199
                         FICO 700-719         %          8.263
                         FICO 720-739         %          4.361
                         FICO 740-759         %          2.401
                         FICO >760            %          2.257

WA DTI                                                   41.830

DTI Distribution         DTI <10.00           %          0.131
                         DTI 10.00-19.99      %          0.964
                         DTI 20.00-29.99      %          5.631
                         DTI 30.00-39.99      %          25.840
                         DTI 40.00-49.99      %          66.890
                         DTI 50.00-59.99      %          0.544
                         DTI 60.00-69.99      %

LTV Distribution         LTV <20              %
                         LTV 20.01-30         %
                         LTV 30.01-40         %
                         LTV 40.01-50         %
                         LTV 50.01-60         %
                         LTV 60.01-70         %
                         LTV 70.01-80         %          0.021
                         LTV 80.01-90         %          0.119
                         LTV 90.01-100        %          99.860
                         LTV >100             %
                                                         Data           Data
Loan Balance Distribution$ 0-25,000           # & %      598            5.351
                         $ 25,001-50,000      # & %      1,981          28.569
                         $ 50,001-75,000      # & %      1,059          26.348
                         $ 75,001-100,000     # & %      655            22.847
                         $ 100,001-150,000    # & %      349            16.350
                         $ 150,001-200,000    # & %      8              0.535
                         $ 200,001-250,000    # & %
                         $ 250,001-300,000    # & %
                         $ 300,001-350,000    # & %
                         $ 350,001-400,000    # & %
                         $ 400,001-450,000    # & %
                         $ 450,001-500,000    # & %
                         $ 500,001-550,000    # & %
                         $ 550,001-600,000    # & %
                         $ 600,001-650,000    # & %
                         $ 650,001-700,000    # & %
                         $ 700,001-750,000    # & %
                         $ 750,001-800,000    # & %
                         $ 800,001-850,000    # & %
                         $ 850,001-900,000    # & %
                         $ 900,001-950,000    # & %
                         $ 950,001-1,000,000  # & %
                         > $1,000,001         # & %